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                                                                    EXHIBIT 23.1


               Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and "Selected Consolidated Financial and Operating Data" and to the use of our report dated February 1, 2002, in the Registration Statement (Form S-1) and related Prospectus of Odyssey HealthCare, Inc. for the registration of 3,316,005 shares of its common stock.


                                                           /s/ ERNST & YOUNG LLP





Dallas, Texas
July 8, 2002